UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2007

Accelerated Building Concepts Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11873	13-3886065
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6597
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.    Changes in Registrant’s Certifying Accountant

 (a)      On October 1, 2007, the Registrant dismissed Rothstein, Kass & Company, P.C. as its independent registered public accountants. The reports of Rothstein Kass & Company, P.C. on the Registrant’s financial statements for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion, or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except as further discussed below relating to the modification made related to the Company’s going concern status. The Registrant’s audit committee of the Board of Directors approved the decision to change accountants. During the Registrant’s two most recent fiscal years and subsequent interim periods, there were no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C. would have caused it to make reference to such disagreement in its reports. During the years ended December 31, 2005 and 2006 and through October 1, 2007, there have occurred none of the “reportable events” listed in Item 304(a)(l)(v) of Regulation S-K.

     (b)     The Registrant engaged Liebman, Goldberg & Drogin, LLP to act as its independent registered public accountants, effective October 2, 2007. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted Liebman, Goldberg & Drogin, LLP on items which (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).

ITEM 9.         Financial Statements, Pro Forma Financial Information and Exhibits

    (a)       Not Applicable

    (b)       Not Applicable

    (c)       Exhibits

16.1     Letter from Rothstein, Kass & Company, P.C. dated October 17, 2007, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION

/s/ Joseph Sorci
Joseph Sorci
Chief Executive Officer

Date: October 17, 2007
Exhibit 16.1